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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): JANUARY 27, 2005

                       Intermagnetics General Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                   1-11344               14-1537454
-----------------------------      -------------        -------------------
(State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)              File Number)        Identification No.)

450 Old Niskayuna Road, Latham, New York                      12110
----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (518) 782-1122
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

         (d) On January 27, 2005, the Board of Directors of the registrant appointed A. Jay Graf to fill a vacancy on the Board. Mr. Graf was nominated by the company's independent nominating committee following a rigorous search and review process. Mr. Graf, age 57, retired in December, 2004 from his position as Group Chairman of Guidant Corporation. Prior to that assignment, Mr. Graf served as President, Cardiac Rhythm Management Group at Guidant, a position he held from 1992 to 2000. Mr. Graf will serve on the registrant's audit and governance committees. The governance committee will review committee assignments at its next regularly scheduled meeting, which may result in Mr. Graf being appointed to additional committees. A copy of the press release is furnished as Exhibit
99.1 to this Current Report on Form 8-K.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS.

EXHIBIT NO.                         DESCRIPTION
------------      -------------------------------------------------------------

  99.1 PRESS RELEASE OF INTERMAGNETICS GENERAL CORPORATION DATED JANUARY 31, 2005 ANNOUNCING THE APPOINTMENT OF A. JAY GRAF TO THE BOARD OF DIRECTORS



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INTERMAGNETICS GENERAL CORPORATION


                                          By:   /s/ Michael K. Burke
                                             --------------------------------
                                                Michael K. Burke
                                                Executive Vice President
                                                and Chief Financial Officer


Dated: January 31, 2005